Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Debt

NOTE G — Debt

On January 10, 2012, CTS amended its November 18, 2010 unsecured revolving credit agreement. This amendment provided for an increase in the revolving credit facility to $200 million and increased the accordion feature, whereby CTS can expand the facility to $300 million, subject to participating banks’ approval. Additionally, among other covenants, the amendment reduced the applicable margin by 25 basis points, increased the total consideration the company may pay for non-U.S. based acquisitions, and extended the term of the credit agreement through January 10, 2017.

Long-term debt was comprised of the following at December 31:

($ in thousands)	2011	2010

Revolving credit agreement, weighted-average interest rate of 1.9% (2011) and 1.1% (2010), due in 2015	$74,400	$70,000
Less current maturities	—	—

Total long-term debt	$74,400	$70,000

On November 18, 2010, CTS entered into a $150 million, unsecured revolving credit agreement. Under the terms of the revolving credit agreement, CTS can expand the credit facility to $200 million, subject to participating banks’ approval. There was $74.4 million and $70.0 million outstanding under the revolving credit agreement at December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, CTS has $72.8 million and $77.2 million, respectively, available under this agreement, net of standby letters of credit of $2.8 million. Interest rates on the revolving credit agreement fluctuate based upon the London Interbank Offered Rate and the Company’s quarterly total leverage ratio. CTS pays a commitment fee on the undrawn portion of the revolving credit agreement. The commitment fee varies based on the quarterly leverage ratio and was 0.375 percent per annum at December 31, 2011. The revolving credit agreement requires, among other things, that CTS comply with a maximum total leverage ratio and a minimum fixed charge coverage ratio. Failure of CTS to comply with these covenants could reduce the borrowing availability under the revolving credit agreement. CTS was in compliance with all debt covenants at December 31, 2011. The revolving credit agreement requires CTS to deliver quarterly financial statements, annual financial statements, auditors certifications and compliance certificates within a specified number of days after the end of a quarter and year. Additionally, the revolving agreement contains restrictions limiting CTS’ ability to: dispose of assets; incur certain additional debt; repay other debt or amend subordinated debt instruments; create liens on assets; make investments, loans or advances; make acquisitions or engage in mergers or consolidations; engage in certain transactions with CTS’ subsidiaries and affiliates; and make stock repurchases and dividend payments. The revolving credit agreement was scheduled to expire in November 2015.